UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 15, 2005 (Date of earliest event reported:  August 9, 2005)

RBC BEARINGS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center
Oxford, CT 06478
Telephone: (203) 267-7001
(Address of Principal Executive Offices, including Zip Code)

(203) 267-7001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On August 9, 2005, RBC Bearings Incorporated (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets and Jefferies & Company, Inc., (collectively, the "Underwriters") in connection with the Company’s initial public offering.

The Purchase Agreement provides for, among other things, the sale by the Company of an aggregate of 9,288,000 shares of the Company’s common stock, and up to an additional 761,516 shares from the Company and 481,684 shares from the selling stockholders, pursuant to the Underwriters’ 30-day over-allotment option.  The the Underwriters elected to exercise the over-allotment option in full on August 12, 2005.

On August 15, 2005, pursuant to the Purchase Agreement, the Company and the selling stockholders sold 10,531,200 shares of the Company’s common stock. The offering yielded aggregate proceeds to the Company of $94,860,448.26 after payment of the underwriting discount, but before payment of expenses related to the offering.

A copy of the Purchase Agreement as executed is filed herewith as Exhibit 1.1 hereto and is hereby incorporated by reference herein. The description of the Purchase Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On August 15, 2005, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of the Company (the “Amendment”). The Amendment is immediately effective. The Amendment increased the Company’s authorized capital stock to 70,000,000 shares, (i) 60,000,000 of which is common stock, $0.01 par value per share, and (ii) 10,000,000 of which is preferred stock, $0.01 par value per share.  The Amendment adopted is substantially in the form of Exhibit 3.1 to the Registration Statement, as filed with Amendment No. 4 thereto dated August 8, 2005, and is hereby incorporated by reference herein.  The Company’s By-laws substantially in form of Exhibit 3.3 to the Registration Statement, as filed with Amendment No. 2 thereto dated July 26, 2005 were approved and adopted by the Company’s board of directors on August 2, 2005 and remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 1.1. Purchase Agreement dated August 9, 2005.

Exhibit 3.1. Exhibit 3.1 to the Registration Statement, as filed with Amendment No. 4 thereto dated August 8, 2005 is hereby incorporated by reference herein.

Exhibit 3.3. Exhibit 3.3 to the Registration Statement, as filed with Amendment No. 2 thereto dated July 26, 2005 is hereby incorporated by reference herein.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 15, 2005

RBC BEARINGS INCORPORATED

By:	/s/ Daniel A. Bergeron
	Name:	Daniel A. Bergeron
	Title:	Chief Financial Officer